NEWBUILDINGS	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
NEWBUILDINGS	NEWBUILDINGS
On June 28, 2023, the Company exercised its option to acquire two newbuild 2-stroke LNG carriers from QCT, affiliates of EPS Ventures Ltd (“EPS”). The state-of-the-art MEGA LNG carriers (the “Newbuild Vessels”) were scheduled to be delivered from Hyundai Samho Heavy Industries (“HHI”) in the Republic of Korea towards the end of 2024.

On October 18, 2024, we took delivery of one of the Newbuild Vessels, the Kool Tiger from HHI and simultaneously entered into a sale and leaseback financing arrangement with a subsidiary of Huaxia Financial Leasing Co. Ltd (“Huaxia”). All pre-delivery costs incurred during the construction of the vessel, including purchase installments, capitalized interest, supervision and technical costs that was directly attributable to the Kool Tiger amounting to $237.9 million have been capitalized and presented under Vessel and Equipment, net. The sale and leaseback transaction has been determined to be a failed sale and leaseback transaction as the Company can repurchase the vessel for a fixed predetermined amount during the charter period and has an obligation to repurchase the vessel at the end of the lease term. The Company has accounted for the failed sale and leaseback as a financing transaction. See Note 19 for further details.

As of December 31, 2024 and 2023, our capital expenditure for the Newbuild Vessels consists of the following:

(in thousands of $)	December 31, 2024	December 31, 2023
Shipyard installments (including option exercise price)	101,494	180,687
Onsite supervision costs	450	900
Interest cost capitalized	1,940	168
Other costs	1,784	149
Newbuildings	105,668	181,904

As of December 31, 2024, we have remaining estimated total commitments of approximately $135.4 million (2023: $289.9 million) for the second Newbuild Vessel, the GAIL Sagar.